

swn
Southwestern Energy®

Acquisition of GEP Haynesville

Expanding Scale in Haynesville

November 2021

NYSE: SWN
www.swn.com

Cautionary Statements

Investor Relations Contacts

investor_relations@swn.com

Brittany Raiford
832.796.7906

Forward-Looking Statements

Certain statements and information herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words "believe," "expect," "anticipate," "plan," "predict," "intend," "seek," "foresee," "should," "would," "could," "attempt," "appears," "forecast," "outlook," "estimate," "project," "potential," "may," "will," "likely," "guidance," "goal," "model," "target," "budget" and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of GEP Haynesville, LLC (the "Proposed Transaction"), expected synergies and other benefits from and costs in connection with the Proposed Transaction, estimated financial metrics giving effect to the Proposed Transaction, including the estimate of additional year-end 2021 reserves and related pricing assumptions, our financial position, business strategy, production, reserve growth and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see "Risk Factors" in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids ("NGLs"), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to COVID-19 or other public health crises and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; differences between the prices used to estimate additional year-end 2021 reserves, as compared to actual pricing we will use to calculate reserves, which differences could result in a different reserve figure as compared to the estimate; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions or the Proposed Transaction; costs in connection with the Proposed Transaction; the consummation of or failure to consummate the Proposed Transaction and the timing thereof; integration of operations and results subsequent to the Proposed Transaction; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather, increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement..

Additional Information

Cautionary Note to U.S. Investors

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We use the terms "resource" and "EUR" in this presentation that the SEC's guidelines prohibit us from including in filings with the SEC. The quarterly reserves data included in this release are estimates we prepared that have not been audited by our independent reserve engineers. All such estimates are inherently more speculative than estimates of proved reserves and are subject to substantially greater risk of actually being realized. U.S. investors are urged to consider closely the oil and gas disclosures and associated risk factors in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the SWN website.

Use of Non-GAAP Information

This presentation contains non-GAAP financial measures, such as adjusted net income, adjusted EBITDA and net cash flow, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions and reconciliations of the non-GAAP financial measures that are based on reconcilable historical information.

Use of Projections

The financial, operational, industry and market projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SWN's and GEP Haynesville's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Forward-looking Statements" above.

Our Strategy

swn
Southwestern Energy®

Responsibly develop core positions in the two premier US gas basins in a manner that creates sustainable value for stakeholders, protects financial strength and progresses leading execution to realize the tangible benefits of scale

CREATE SUSTAINABLE VALUE

- Enhance corporate economic returns
- Deepen and upgrade the quality and capital efficiency of asset base and inventory
- Deliver sustainable free cash flow
- Convert resources to reserves

PROTECT FINANCIAL STRENGTH

- Target sustainable leverage of 1.0x – 1.5x and total debt of $3.0 billion – $3.5 billion
- Expand maturity runway
- Hedge to protect capital investments, cover costs and meet other financial commitments
- Maintain stringent cost management

PROGRESS LEADING EXECUTION

- Operate with HSE / ESG as core values
- Build on data analytics, emerging technology, strategic sourcing, vertical integration and large-scale asset development expertise
- Further enhance well performance, optimize well costs and reduce base decline
- Grow margins and secure flow assurance with commercial and marketing arrangements

INCREASE SCALE

- Build a durable competitive advantage through scale
- Secure the tangible benefits of scale
- Execute strategic transactions that enhance enterprise returns and deliver synergies
- Build on our track record of successful integration

Be the preferred investment vehicle for institutional investors to gain exposure to responsible natural gas development

Transaction Overview

Accretive acquisition at an attractive valuation

Southwestern Energy

Transaction

- Total consideration of $1.85 billion
  - $1.325MM of cash consideration expected to be financed utilizing a combination of pre-payable debt and long-term senior note issuance
  - $525MM in SWN common shares(1)
- Implied transaction value well below SWN multiple and comparable recent gas consolidation transactions
  - Consideration of 2.9x estimated enterprise value to 2022 estimated EBITDA(2)

GEP Haynesville

- High-margin natural gas production of approximately 700 MMcf per day
- Dry gas assets across stacked pay Haynesville and Middle Bossier, adding over 700 locations
- Established ESG practices, including continuous monitoring with Project Canary

Conditions and timing

- Intended to close by year-end 2021
- Subject to customary closing conditions and regulatory approvals
- Financing will allow for acceleration of debt reduction, extend maturity runway and lower cost of debt

1) Equity consideration consists of approximately 99MM shares issued at the 30-day VWAP as of November 2, 2021 market close of $5.285.
2) 2022 estimated EBITDA calculated using a $4 per Mcf Henry Hub NYMEX. Includes GEP's existing hedge position.

Capturing Synergies in the Core of the Haynesville

Positions SWN as largest Haynesville producer

GEP KEY METRICS	
Estimated Daily Net Production[(1)]	0.7 Bcfe/day
YE 2020 Proved Reserves[(2)]	1.6 Tcfe
Inventory Locations[(2)]	700
Net Resource Potential[(2)]	6 Tcfe
Producing Wells[(2)]	~400
Working Interest[(3)]	90%
Net Effective Acres[(4)]	226,000
Net Surface Acres[(4)]	120,000
% Held by Production	97%
% Operated[(5)]	90%


BOSSIER
WEBSTER
CADDO
BIENVILLE
DESOTO
RED RIVER
LOUISIANA
NATCHIT
SABINE
TEX
Existing SWN acreage
Acquired acreage

High-quality acreage adjacent to existing Haynesville position provides tangible synergies

1) Estimated daily production as of September 30, 2021.
2) Reserves as of December 31, 2020. Proved reserves based on SEC prices of $1.99 per Mcf. Inventory locations and resource potential based on SWN assessment.
3) Working interest based on all GEP operated producing wells.
4) As of October 22, 2021.
5) Percent operated based on current net production. Approximately 84% of acreage is operated.

Delivers on Key Objectives of Strategic Framework

Disciplined consolidation expands Haynesville position

- **Builds further scale in Haynesville**
  Leading position in the two premier US natural gas basins
- **High-margin dry gas inventory**
  700 locations expand exposure to LNG corridor and growing demand along the Gulf Coast
- **Attractive valuation**
  Purchase price 2.9x enterprise value to estimated 2022 EBITDA(1)
- **Accretive to key financial metrics including margins, returns and per-share metrics**
  ~15% improvement in estimated 2022 earnings per share and free cash flow per share(1)
- **Enhances financial strength**
  Generating $2.3 billion in pro forma free cash flow in 2022 – 2023(1)
- **Disciplined strategic financing**
  Preserves balance sheet strength and objectives

1) Based on $4.00 per Mcf NYMEX Henry Hub and $67 per Bbl WTI in 2022 and $3.30 Mcf NYMEX Henry Hub and $62 per Bbl WTI in 2023.

Core Positions in Appalachia and Haynesville

Increased scale enhances shareholder value proposition


Appalachia
Net Acres: 789,000(1)
YE 2021E Net Production: 3.0 Bcfe/day(2)
Haynesville
Net Acres: 269,000(1)
YE 2021E Net Production: 1.7 Bcf/day(2)

Period-End Net Production Rate (BCFe/d)


3.0
4.0
4.7
YE(3) 2020
Q3(4) 2021
YE(5) 2021E

Proved Reserves (TCFe)[6]


12.0
18.5
20.9
YE(3) 2020
Q3(4) 2021
YE(5) 2021E

Acreage (000's)


789
938
1,058
YE(3) 2020
Q3(4) 2021
YE(5) 2021E

Inventory Locations


3,700
6,050
6,750
YE(3) 2020
Q3(4) 2021
YE(5) 2021E

Creates the largest dual-basin gas producer in the two premier US natural gas basins

1) Appalachia net acres as of December 31, 2020. Haynesville net acres reflect acreage acquired from Indigo and to be acquired from GEP.
2) Based on Q4 2021 guidance and GEP's daily production rate as of September 30, 2021.
3) As of December 31, 2020 before the impacts of the Indigo and GEP acquisitions.
4) Includes the impact of Indigo acquisition.
5) Includes the impact of the Indigo and GEP acquisitions.
6) Proved reserves estimated utilizing SEC pricing for YE 2020 and Q3 2021 and projected SEC pricing (including nine months of actual pricing and three months of strip pricing as of October 4, 2021 for YE 2021E.

Improves Key Per Share Metrics

Expands SWN's ability to deliver sustainable value for shareholders

SWN Southwestern Energy®

Cash Flow Per Share


$3.00
$2.00
$1.00
$0.00
2022E
~15%
Increase

Free Cash Flow Per Share


$1.00
$0.50
$0.00
2022E
~15%
Increase

Cash Flow Per Debt Adjusted Share


$2.00
$1.00
$0.00
2022E
~5%
Increase

Earnings Per Share


$1.50
$0.75
$0.00
2022E
~15%
Increase

SWN | Pro Forma

NOTE: Based on estimated $4 per Mcf NYMEX Henry Hub and $67 per Bbl WTI. See page 2 for cautionary statement on forward-looking statements. Per share metrics assume 1,015MM SWN shares before acquisition and 1,114MM shares on a pro forma basis, which includes 99MM shares issued to GEP's equity holders. Includes $25MM in anticipated synergies.

Disciplined Plan Delivering Free Cash Flow

Outlook

- Maintenance capital investment with activity in each of the operating areas
- Expect over $1 billion in 2022 free cash flow, total of $2.3 billion in 2022 – 2023[1,2]
- Allocation of free cash flow will prioritize debt reduction
  - Targeting total debt of $3 billion – $3.5 billion
  - Targeting sustainable leverage ratio of 1.0x – 1.5x
  - As target debt and leverage ratio ranges are approached, intend to initiate a return of capital program
- Expect to implement a disciplined hedging program consistent with debt repayment objectives
  - GEP has existing hedge position for 35% of expected 2022 production
  - GEP has no hedge positions for 2023 – 2024

Preliminary SWN + GEP 2022E	
Capital investment ($B)	$1.9
Free cash flow ($B)[1][2]	$1.0
YE net debt to EBITDA[1][2]	1.4x
Net production (Bcfe/day)	4.7
Gas production (% of total)	88%

NOTE: Preliminary 2022 estimates based on $4 NYMEX and $67 WTI. Formal 2022 guidance will be provided in early 2022. See page 2 for cautionary statement on forward-looking statements.

1) Based on $4.00 per Mcf NYMEX Henry Hub and $67 per Bbl WTI in 2022 and $3.30 Mcf NYMEX Henry Hub and $62 per Bbl WTI in 2023.

2) Free cash flow and net debt to EBITDA are Non-GAAP measures. See explanation on page 14.

Preserving Financial Strength

Clear path to achieving sustainable leverage and total debt target

SUSTAINABLE 1.0x TO 1.5x LEVERAGE TARGET

Financial strength through commodity cycles

SCALE INCREASES FREE CASH FLOW

Free cash flow to further reduce debt

DISCIPLINED RISK MANAGEMENT

Hedging to safeguard debt reduction


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ Billions
2021E Debt(1)
2022E FCF(2)
2022E Debt
2023E FCF (2)
2023E Debt
Target Debt Range $3B - $3.5B
Net debt to EBITDA(3)
2.0x
1.4x
1.1x
Target Leverage 1.0x – 1.5x
Expected free cash flow
Estimated YE debt balance

Expected free cash flow reduces leverage and debt to target ranges

1) 2021E Debt represents SWN debt as of September 30, 2021 of $4.2 billion plus cash consideration of $1.325 billion, less expected Q4 2021 free cash flow, which was calculated as the Company's guidance of $475 million of free cash flow in 2021, less $206 million of free cash flow YTD through September 30, 2021.

2) Based on $4.00 per Mcf NYMEX Henry Hub and $67 per Bbl WTI in 2022 and $3.30 Mcf NYMEX Henry Hub and $62 per Bbl WTI in 2023.

3) Estimated net debt to EBITDA at year-end for each respective year. Net debt to EBITDA is a non-GAAP measure. See explanation on page 14.

Delivering Gas to Highest Value Markets

- Balanced portfolio provides marketing diversification and sales location optionality
- Direct access to LNG corridor and growing demand Gulf Coast markets, supplemented by City Gate and Greater Appalachia sales locations with premium winter pricing
- Scale enhances potential for commercial and marketing synergies

Differential to NYMEX

	Transportation [(1)]	Location [(2)]
Year	**Average Rate per MMBtu**	**Average Basis per MMBtu**
2022E	($0.24)	($0.34)

1) Rate per MMBtu based on estimated 2022 production and September 22, 2021, contracted takeaway and firm sales. Estimates for natural gas differentials include all commitment costs.

2) Basis as of September 22, 2021. Includes basis differentials, transportation variable cost, physical basis sales, third-party transportation charges and fuel charges, and excludes financial basis derivatives.



Canada: 1%
Dawn
Greater Appalachia: 26%
Dominion
TCO Pool
TGP 219/313
Transco Leidy
Tetco M2
Mid-West: 2%
ANR Shelbyville
TGT Lebanon
City Gate: 6%
Algonquin
Tetco M3
TGP Z6 South
Transco Z5
Transco Z6 NY
LNG Corridor / Gulf Coast: 65%
NYMEX-based
CGT Mainline
FGT Z2
Sonat LA
Transco Z3
Trunkline Z1A
SESH

NOTE: Percentages on map approximate 2022 sales by location based on estimated production, firm transportation and firm sales.

Why Invest in SWN?

SWN Southwestern Energy®

CAPTURING THE BENEFITS OF SCALE

Core positions in the top two US natural gas basins building record proved reserves and value

ACCELERATING FREE CASH FLOW

Maintenance capital program delivering increasing free cash flow through execution of strategy

IMPROVING RETURNS

Expanded inventory of high-return investment opportunities; enhanced margins

LEADING OPERATIONAL EXECUTION

Large scale integration and development proficiency with talented team driving efficiencies

PREMIUM MARKET ACCESS

Strategically advantaged gathering and transportation portfolio

FINANCIAL STRENGTH

Protecting the balance sheet; sustainable leverage target 1.0x – 1.5x

ENTERPRISE RISK MANAGEMENT

Disciplined hedging practice protecting cash flow and capital investment

STRINGENT COST MANAGEMENT

Maintain low-cost structure through the cycle

ESG / HSE AS CORE VALUES

Responsibly developing energy that powers the world in a low carbon future

PROVEN MANAGEMENT TEAM

Consistently delivering strategic objectives; creating sustainable shareholder value

Be the preferred investment vehicle for institutional investors to gain exposure to responsible natural gas development

Explanation of Non-GAAP Measures

EBITDA is defined as net income (loss) plus interest, income tax expense (benefit), depreciation, depletion and amortization, expenses associated with the restructuring and merger-related charges, impairments, legal settlements and gains (losses) on unsettled derivatives less gains (losses) on sale of assets and gains on early extinguishment of debt over the prior 12-month period. Net cash flow is defined as cash flow from operating activities before changes in operating assets and liabilities plus expenses associated with restructuring and merger-related charges. Free cash flow is defined as net cash flow less accrual-based capital expenditures and estimate free cash flow for future periods is based on strip pricing as of September 22, 2021. Southwestern has included information concerning Net debt / EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. Net debt / EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Net debt / EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. These adjusted amounts are not a measure of financial performance under GAAP.

The Company does not provide a reconciliation to estimated Free Cash Flow or EBITDA because the Company does not provide the GAAP financial measures of net income or loss or net cash provided by operating activities on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof including, but not limited to capital expenditures, production and realized prices for production. These items are inherently uncertain and depend on various factors, many of which are beyond the Company's control. As such, any associated estimate and its impact on GAAP performance and cash flow measures could vary materially based on a variety of acceptable management assumptions.